SCHEDULE 14C INFORMATION
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ]  Preliminary Information Statement        [_]  Confidential, For Use of the
                                                   Commission only (as permitted
[X] Definitive Information Statement               by Rule 14c-5(d)(2))

                               WINWIN GAMING, INC.
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No Fee Required
[_] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

(1) Title of each class of securities to which transaction applies:



(2) Aggregate number of securities to which transaction applies:


(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


(4) Proposed maximum aggregate value of transaction:


(5) Total fee paid:


[_] Fee paid previously with preliminary materials:
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3) Filing party:

--------------------------------------------------------------------------------

(4) Date filed:

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

                               WINWIN GAMING, INC.

                                8687 West Sahara
                                    Suite 201
                             Las Vegas, Nevada 89117
                  ---------------------------------------------

                              INFORMATION STATEMENT

                 -----------------------------------------------

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

      This Information Statement is first being mailed on or about November 15, 2004 to the holders of record of the common stock of WinWin Gaming, Inc. (the Company) as of the close of business on October 18, 2004 (the Record Date). This Information Statement relates to certain actions taken by the written consent of the holders of a majority of the Company's outstanding common stock, dated October 18, 2004 (the Written Consent).

      The Written Consent authorized, effective upon the tenth day following the mailing of this Information Statement to the Stockholders of the Company, the following:

      1. The WinWin Gaming, Inc. 2003 Stock Plan (the Plan); and

      2. An amendment to the certificate of incorporation of the Company that increases the number of authorized shares from 50,000,000 to 300,000,000 (the Amendment).

      The Written Consent constitutes the consent of a majority of the total number of shares of outstanding common stock and is sufficient under the Delaware General Corporation Law and the Company's Bylaws to approve the Plan and the Amendment. Accordingly, the Plan and the Amendment will not be submitted to the Company's other stockholders for a vote.

      This Information Statement is being furnished to you to provide you with material information concerning the actions taken by Written Consent in accordance with the requirements of the Securities Exchange Act of 1934 and the regulations promulgated thereunder, including Regulation 14C. This Information Statement also constitutes notice under Section 228 of the Delaware General Corporation Law of the action taken by Written Consent.

By Order of the Board of Directors,


/s/ Patrick O. Rogers
----------------------------------
Patrick O. Rogers
Chairman and CEO


                         ******************************

                               GENERAL INFORMATION

         This Information Statement is being first mailed on or about November 15, 2004, to stockholders of the Company by the board of directors to provide material information regarding corporate actions that have been taken by the Company through the Written Consent.

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

         Only one Information Statement is being delivered to two or more security holders who share an address unless the Company has received contrary instruction from one or more of the security holders. The Company will promptly deliver upon written or oral request a separate copy of the Information Statement to a security holder at a shared address to which a single copy of the document was delivered. If you would like to request additional copies of the Information Statement, or if in the future you would like to receive multiple copies of information or proxy statements, or annual reports, or, if you are currently receiving multiple copies of these documents and would, in the future, like to receive only a single copy, please so instruct Monica Soares, the Company's Secretary, by writing to her at 8687 West Sahara, Suite 201, Las Vegas, Nevada 89117.

         The Record Date has been fixed as the date for the determination of stockholders entitled to receive this Information Statement. As of the Record Date, there were 41,454,629 shares of the Company's common stock issued and outstanding.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information relating to the beneficial ownership of the Company's common stock by the Company's officers and directors, individually, and by the Company's officers and directors as a group as of October 15, 2004.

Name of Stockholder                            Number of Shares                   Percentage of Class
--------------------                    ----------------------------           -------------------------
Patrick O. Rogers
8687 West Sahara                                 9,150,000(1)                          21.9%
Suite 201
Las Vegas, Nevada 98117

Benjamin Perry
8687 West Sahara                                 7,489,000(2)                          18.1%
Suite 201
Las Vegas, Nevada 98117

Dwight V. Call
8687 West Sahara                                  242,000(3)                            0.6%
Suite 201
Las Vegas, Nevada 98117

Art Petrie
8687 West Sahara                                 5,681,506(4)                          13.4%
Suite 201
Las Vegas, Nevada 98117

Peter Pang
8687 West Sahara                                 1,879,347(5)                           4.5%
Suite 201
Las Vegas, Nevada 98117

Monica Soares
8687 West Sahara                                 9,150,000(6)                           21.9%
Suite 201
Las Vegas, Nevada 98117

John Gronvall
8687 West Sahara                                 4,350,850(7)                           10.4%
Suite 201
Las Vegas, Nevada 98117

Directors and officers as a group             28,792,703(1) - (7)                       68.9%
(7 persons)

Vanwagoner Private Opporunities Fund
435 Pacific Avenue 400                            4,000,000                              9.6%
San Francisco, California 94133
------------------------------------- ------------------------------------ ----------------------------------

(1) Consists of 8,250,000 shares beneficially owned by Mr. Rogers indirectly through the Rogers Living Trust and 500,000 shares beneficially owned by Mr. Rogers indirectly through the China Sue Trust, and 400,000 options (which included 100,000 options held by Monica Soares, Mr. Rogers' wife) to purchase common stock at an exercise price of $0.83, which vested as of January 1, 2004. Mr. Rogers disclaims beneficial ownership of the shares held by his family members. Ms. Rogers disclaims beneficial ownership of the shares held by Mr. Rogers.

(2) All of these shares are held indirectly by Mr. Perry through the Falcor Trust and the Whiting Trust.

(3) Consists of 72,000 shares held by Mr. Call directly, 100,000 warrants to purchase common stock, 15,000 options to purchase common stock at an exercise price of $0.50, which may be exercised within 60 days, and 55,000 options to purchase common stock at an exercise price of $0.50, which vested as of February 12, 2004.

(4) Consists of 4,687,278 shares held by Mr. Petrie directly, 55,000 options to purchase common stock at an exercise price of $0.50, which vested as of February 12, 2004, 15,000 options at an exercise price of $0.50, which may be exercised within 60 days, 115,000 shares held by Mr. Petrie's sons, 56,000 shares held indirectly through Gaming Guaranty, LLC., and 753,228 warrants, of which 50,000 are held by Mr. Petrie's son, to purchase common stock at an exercise price of $0.50, which may be exercised within 60 days. Mr. Petrie disclaims the beneficial ownership of the shares held by his son.

(5) Consists of 21,650 shares held by Mr. Pang indirectly through IPO Pang P.C., 1,507,697 shares held by Mr. Pang indirectly through Landward International, Ltd., 50,000 warrants to purchase common stock at an exercise price of $0.50, which may be exercised within 60 days and 300,000 options to purchase common stock at an exercise price of $0.83, which vested as of January 1, 2004.

(6) Consists of options to purchase 100,000 shares at an exercise price of $0.83 per share, which vested as of January 1, 2004, and equity securities held by Mr. Rogers (Ms. Soares' husband) as described in Note 1 above. Ms. Soares disclaims beneficial ownership of the equity securities owned by Mr. Rogers.

(7) Consists of 3,879,850 shares held by Mr. Gronvall indirectly through the John M. Gronvall Revocable Trust, 156,000 shares held by Mr. Gronvall indirectly through Players Club Partners, LLC, 275,000 warrants to purchase common stock at an exercise price of $0.50, which may be exercised within 60 days, and 40,000 options to purchase common stock at an exercise price of $0.50, which may be exercised within 60 days.

                             EXECUTIVE COMPENSATION

         The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by or paid to Benjamin Perry, the Company's former Chief Executive Officer, and Patrick Rogers, the Company's current Chief Executive Officer, during the Company's last three completed fiscal years. Other than Mr. Rogers, no executive officer of the Company received total annual salary and bonus in excess of $100,000 during any of the last three completed fiscal years.


                                                         SUMMARY COMPENSATION TABLE
                                                         --------------------------
                                    Annual Compensation                                 Long-Term Compensation
                       --------------------------------------------------   ------------------------------------------------------
                                                                                           Securities
                                                                Other          Restricted   Underlying
Name                                                            Annual           Stock       Options/      LTIP       All other
And Principal                      Salary          Bonus      Compensation      Awards         SARs       Payouts    Compensation
Position               Year          ($)             ($)          ($)             ($)          (#)          ($)         ($)
-------------         -------     -----------   -----------   -------------    -----------  ----------  ---------    ------------

Patrick O. Rogers
Chairman, CEO and       2003      150,000(3)      30,000(3)         0              0            0            0           0
President(1)            2002            0             0             0             (4)           0            0           0
                        2001            0             0             0              0            0            0           0

Benjamin Perry          2003            0             0             0              0            0            0           0
CEO(2)                  2002            0             0             0             (4)           0            0           0
                        2001            0             0             0              0            0            0           0

-----------------------------
(1) Patrick Rogers became the Company's Chairman, Chief Executive Officer and President on December 5, 2003. Prior to that he was the Company's President. Mr. Rogers is also a member of the board of directors.
(2) Benjamin Perry was a member of the board of directors of the Company until, by written consent of the stockholders of the Company, dated July 28, 2004, Mr. Perrry was not re-elected to the board of directors.
(3)  These amounts accrued in 2003, but were not paid until April 2004.
(4) In May 2002 WinWin Inc. was formed and each of Patrick Rogers and Benjamin Perry received 9,000,000 shares of WinWin Inc. common stock as founder shares.

                     OPTION/SARS GRANTS IN LAST FISCAL YEAR

         The following table sets forth the grant of stock options made during the year ended December 31, 2003 to the persons named in the Summary Compensation Table:

                                                          % of Total Options
                             Number of Securities        Granted to Employees
                                 Underlying                     in Fiscal               Exercise
Name                            Options Granted                   Period              Price per Share      Expiration Date
----------              --------------------------     -----------------------      --------------------  -------------------
Patrick O. Rogers                       0                               0                     0                   n/a


               AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information with respect to unexercised stock options held by the persons named in the Summary Compensation Table at December 31, 2003. No stock options were exercised in 2003 by those persons.

                                                                        Value of Unexercised in-
                                Number of Unexercised                 the-Money Options at Fiscal
                              Options at Fiscal Year-End                     Year-End($)
                              ----------------------------          --------------------------------
Name                           Exercisable       Unexercisable          Exercisable      Unexercisable
---------------              ---------------    ----------------       --------------  ----------------
Patrick O. Rogers                       0                 0                      0                0

Benjamin Perry                          0                 0                      0                0

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

         The following table sets forth information with respect to awards made to persons named in the Summary Compensation Table pursuant to a long-term incentive plan in the fiscal year ended December 31, 2003.

                                      Performance       Estimated Future Payouts Under Non-Stock
                    Number of          or Other                   Price-Based Plans
                   Shares, Units     Period under
                     or Other        Maturation or
   Name               Rights            Payout          Threshold       Target          Maximum
-------------    ----------------  ----------------  -------------   -----------   -----------------
Patrick O. Rogers
Chairman
CEO and
President(1)            0                0                  0                 0                0

Benjamin Perry
CEO(2)                  0                0                  0                 0                0

COMPENSATION OF DIRECTORS

         All directors are reimbursed for out-of-pocket expenses in connection with attendance at board of directors' and/or committee meetings. Non-employee directors receive a grant of 25,000 non-qualified stock options upon becoming directors and then they also receive a grant of an additional 15,000 non-qualified stock options for each meeting of the board of directors that they attend.

EMPLOYMENT AGREEMENTS

         The Company has not entered into formal employment agreements with any of its executive officers. The Company's officers have made proposals to the board regarding their compensation. The Company expects that it will enter into employment agreements with its officers prior to the end of 2004.

BENEFIT PLANS

         On December 5, 2003, the Company adopted the Plan, which permits the Compensation Committee, as the administrator of the plan, to grant incentive stock options, non-qualified stock options and restricted stock to persons in a business relationship with the Company. The description of the Plan below under the caption "The 2003 Stock Plan," provides disclosure of all of the material provisions of the Plan.

         Other than the Plan, the Company does not have any pension plan, profit sharing plan, or similar plans for the benefit of the Company's officers, directors or employees. However the Company may establish such plans in the future.

                               THE 2003 STOCK PLAN

         On December 5, 2003, the board of directors adopted the Plan, subject to the receipt of stockholder approval of the Plan within one year of its adoption. The principal terms of the Plan are summarized below. The Written Consent provides the necessary stockholder approval of the Plan. The Written Consent will become effective on the tenth day following the mailing of this Information Statement to the Company's stockholders. Following is a summary of all of the material provisions of the Plan. Reference is made to the full text of the Plan, which is attached hereto as APPENDIX A.

                         SUMMARY DESCRIPTION OF THE PLAN

         PURPOSE. The purpose of the Plan is to secure for the Company and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. The Plan permits grants of options to purchase shares of common stock and awards of shares of common stock that are restricted (i.e., subject to a vesting).

         ADMINISTRATION. The Plan will be administered by the board of directors or a committee. The plan is currently being administered by the Company's Compensation Committee (the Committee). The Committee has the authority to determine the specific terms and conditions of all options and restricted stock awards granted under the Plan, including, without limitation, the number of shares subject to each option or restricted stock award, the price to be paid for the shares and the applicable vesting criteria. The Committee will make all other determinations necessary or advisable for the administration of the Plan.

         ELIGIBILITY. Options and restricted shares may be granted under the Plan to persons who are, at the time of grant, in a business relationship with the Company; PROVIDED, that incentive stock options may only be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Internal Revenue Code of 1986, as amended (the Code). The Plan defines business relationship as a relationship in which a person is serving the Company, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant. The Company determines a director's participation in the Plan, and the number of options granted thereto, based on such director's attendance at Board of Directors' meetings. The Company bases an officer's participation in the Plan, and the number of options granted thereto, on individual milestones established by the Board of Directors. The Company bases a consultant's participation in the Plan, and the number of options granted thereto, on individual milestones established by management. There are currently three (3) directors, four (4) officers, and one (1) consultant participating in the Plan.

         SHARES AVAILABLE FOR AWARDS. The maximum aggregate number of restricted shares or shares of common stock that may be issued upon the exercise of options awarded under the plan is 20,000,000 subject to adjustment as described below. No participant shall be granted options for more than 5,000,000 shares of common stock, or awarded more than 5,000,000 restricted shares under the Plan in any one fiscal year, subject to adjustments as described below.

         The number and kind of shares available under the Plan are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, or other similar events which change the number or kind of shares outstanding.

         VESTING AND OPTION PERIODS. Except as may be provided in an applicable option agreement or restricted stock purchase agreement, no option or restricted stock award made to a reporting person (for purposes of Section 16(b) of the Securities Exchange Act of 1934) under the Plan may be exercisable or may vest until at least six (6) months after the date of grant, and once exercisable, an option will remain exercisable until the expiration or earlier termination of the option. Each option made to a participant will expire on such date as is determined by the Committee, but not later than 10 years after the date of grant.

         TRANSFERABILITY. The Plan provides, with limited exceptions, that rights or benefits under any option are not assignable or transferable except by will or the laws of descent and distribution, and that only the participant may exercise the option during the participant's lifetime. Restricted shares may only be transferred after the applicable restrictions have lapsed.

         OPTION GRANTS. An option is the right to purchase shares of common stock at a future date at a specified price. An option may either be an incentive stock option, as defined in the Code, or a nonqualified stock option. An incentive stock option may not be granted to a person who owns more than 10% of the total combined voting power of all classes of stock unless the exercise price is at least 110% of the fair market value of shares of common stock subject to the option (compared to 100% of fair market value for persons holding less than 10%) and such option by its terms is not exercisable after expiration of five (5) years from the date such option is granted (compared to 10 years for persons holding less than 10%). To the extent that the aggregate fair market value (defined for this purpose as the fair market value of the stock subject to the options as of the date of grant of the options) of stock with respect to which incentive stock options first become exercisable in any calendar year exceeds $100,000 (taking into account stock subject to incentive stock options granted under the Plan or any other plan), such options will be treated as nonqualified stock options.

         Full payment for shares purchased on the exercise of any option, except as provided below, must be made at the time of such exercise (i) by delivery of shares of common stock having a fair market value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the board of directors) which the committee determines are consistent with the purpose of the Plan and with applicable laws and regulations or (iii) by any combination of such methods of payment.

         RESTRICTED STOCK AWARDS. The committee may, from time to time in its discretion, award restricted shares to participants having a business relationship with the Company and may determine the number of restricted shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by the recipient for such restricted shares. At the time an award of restricted shares is made, the committee is required to establish a period of time applicable to such award which shall not be less than one year nor more than 10 years. Each award of restricted shares may have a different restricted period. In lieu of establishing a restricted period, the Committee may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Committee may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the restricted period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the restricted period with respect to all or any portion of the restricted shares. Such conditions may include, without limitation, the death or disability of the employee to whom restricted shares are awarded, retirement of the employee pursuant to normal or early retirement under any retirement plan of the Company or termination of the employee's employment other than for cause, or the occurrence of a change in control of the Company. Such conditions may also include performance measures. The Committee may also, in its discretion, shorten or terminate the restricted period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the restricted shares at any time after the date the award is made.

         Holders of restricted shares generally have the rights and privileges of a stockholder as to such restricted shares, including the right to vote such restricted shares, except that the following restrictions apply: (i) with respect to each restricted share, the employee shall not be entitled to delivery of a certificate without a legend until the expiration or termination of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share; (ii) with respect to each restricted share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the restricted period, and the satisfaction of any other conditions prescribed by the Committee, relating to such restricted share (except, subject to the provisions of the employee's stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules promulgated thereunder); and (iii) all of the restricted shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the employee to such restricted shares shall terminate without further obligation on the part of the Company unless the employee has remained a regular full-time employee of the Company or any of its subsidiaries, or a consultant to the Company or a subsidiary under a post-employment consulting arrangement, until the expiration or termination of the restricted period and the satisfaction of any other conditions prescribed by the Committee applicable to such restricted shares.

         TERMINATION OF EMPLOYMENT. Generally, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's business relationship) at any time within three
(3) months following the termination of the optionee's business relationship with the Company or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Committee has the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs.

         No incentive stock option may be exercised unless at the time of such exercise the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that: (i) an incentive stock option may be exercised within the period of three (3) months after the date the optionee ceases to be an employee of the Company (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three (3) month period shall be treated as the exercise of a non-statutory option under the Plan; (ii) if the optionee dies while in the employ of the Company, or within three (3) months after the optionee ceases to be such an employee, the incentive stock option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and (iii) if the optionee becomes disabled (within the meaning of
Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Company, the incentive stock option may be exercised within the period of one (1) year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

         RECAPITALIZATIONS, MERGERS AND RELATED TRANSACTIONS. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of common stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of common stock or other securities, an appropriate and proportionate adjustment is made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of restricted shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable.

         If the Company is the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding restricted shares or option granted pursuant to the Plan will pertain to and apply to the securities to which a holder of the number of shares of common stock subject to such restricted shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price.

         If there is a consolidation or merger in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of common stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a Corporate Transaction), the board of directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options and restricted shares: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice, provide that all unexercised options will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the common stock will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the Transaction Price), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of common stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on restricted shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

         TERMINATION OF OR AMENDMENTS TO THE PLAN. The authority to grant new options under the Plan will terminate on the earlier of the close of business on December 4, 2013, or the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation or restricted shares or options granted under the Plan, unless the Plan is terminated prior to that time by the Committee. Such termination typically will not affect rights of participants which accrue prior to such termination. The Committee may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Company is required under Section 422 of the Code or any successor provision with respect to incentive stock options, or under Rule 16b-3, the Committee may not effect such modification or amendment without such approval. Amendments to the Plan will not, without the written consent of a participant, adversely affect such participant's rights under an option previously granted.

         FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE PLAN. The federal income tax consequences of the Plan under current federal law, which is subject to change, are summarized in the following discussion, which deals with the general tax principles applicable to the plan. State and local tax consequences are beyond the scope of this summary.

         NONQUALIFIED STOCK OPTIONS. No taxable income will be realized by an option holder upon the grant of a nonqualified stock option under the Plan. When the holder exercises the nonqualified stock option, however, he or she will generally recognize ordinary income equal to the difference between the option price and the fair market value of the shares at the time of exercise. The Company is generally entitled to a corresponding deduction at the same time and in the same amounts as the income recognized by the option holder. Upon a subsequent disposition of the common stock, the option holder will realize short-term or long-term capital gain or loss, depending on how long the common stock is held equal to the difference between the selling price and the fair market value of the shares at the time of exercise. The Company will not be entitled to any further deduction at that time.

         INCENTIVE STOCK OPTIONS. An employee who is granted an incentive stock option under the Plan does not recognize taxable income either on the date of its grant or on the date of its exercise, provided that, in general, the exercise occurs during employment or within three (3) months after termination of employment. However, any appreciation in value of the common stock after the date of the grant will be includable in the participant's federal alternative minimum taxable income at the time of exercise in determining liability for the alternative minimum tax. If common stock acquired pursuant to an incentive stock option is not sold or otherwise disposed of within two (2) years from the date of grant of the option nor within one year after the date of exercise, any gain or loss resulting from disposition of the common stock will be treated as long-term capital gain or loss. If stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of such holding periods (a Disqualifying Disposition), the participant generally will recognize ordinary income at the time of such Disqualifying Disposition equal to the difference between the exercise price and the fair market value of the Common stock on the date the incentive stock option is exercised or, if less, the excess of the amount realized on the Disqualifying Disposition over the exercise price. Any remaining gain or net loss is treated as a short-term or long-term capital gain or loss, depending upon how long the common stock is held. These holding requirements do not apply to an option that is exercised after an employee's death. Unlike the case in which a nonqualified stock option is exercised, the Company is not entitled to a tax deduction upon either the grant or exercise of an incentive stock option or upon disposition of the Common stock acquired pursuant to such exercise, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition.

         RESTRICTED STOCK AWARDS. An award of restricted shares will be taxable as ordinary income to the participant at the time that the award becomes nonforfeitable or vested, in an amount equal to the value of the stock subject to the award that is becoming nonforfeitable at the time minus any amount the participant paid for the stock. The Company is entitled to a deduction at the time and to the extent that the participant recognizes ordinary income. Any cash dividends received by the participant with respect to shares of restricted stock prior to the date that the participant realizes income with respect to his restricted stock award will be treated by the participant as compensation taxable as ordinary income, and the Company will be entitled to a deduction equal to the amount of ordinary income realized by the participant.


         If a participant makes an election pursuant to Section 83(b) of the Code within 30 days after the participant receives an award of restricted stock, the participant would recognize ordinary income in the amount of the fair market value of the shares on the date awarded minus the purchase price paid for such shares even though they are still subject to a risk of forfeiture. In such case, future appreciation in the stock will not be treated as taxable compensation. However, if the shares are forfeited after the taxable year in which the election is made, the participant will not get a corresponding deduction.

                                NEW PLAN BENEFITS

                       WINWIN GAMING, INC. 2003 STOCK PLAN

 NAME AND POSITION                   DOLLAR VALUE ($)            NUMBER OF SHARES
---------------------             -----------------------      ------------------------
Patrick O. Rogers
Chairman, CEO and President                 765,000                    900,000

Benjamin Perry
Former CEO                                    0                          0

Executive Group                           1,572,500                  1,850,000

Non-Executive Director Group                153,000                    180,000

Non-Executive Officer Employee Group      1,071,000                  1,260,000

         The Company's common stock, $0.01 par value per share, is the security underlying the options and restricted share grants that may be made from time to time under the Plan. The Company may issue up to 20,000,000 shares of its common stock pursuant to awards granted under the Plan. As of October 15, 2004, the closing price of the Company's common stock as quoted on the Over-the-Counter Bulletin Board was $0.85. The market value of all of the common stock underlying the Plan as of such date was $17,000,000. The Company does not expect to receive any consideration for the grant or extension of options or restricted share awards under the Plan.

REQUIRED VOTE

         The Plan was approved pursuant to the Written Consent by the holders of a majority of the Company's outstanding common stock. No further vote is required to approve the Plan.

                  AMENDMENT OF THE CERTIFICATE OF INCORPORATION

         The board of directors has approved an amendment to our certificate of incorporation to increase the number of authorized shares of common stock from 50,000,000 to 300,000,000. The proposed amendment is attached hereto as APPENDIX
B. There were 41,454,629 shares of common stock outstanding as of the Record Date. In addition to the shares of common stock outstanding, (i) the Company issued warrants for the purchase of 6,136,181 shares of common stock, and (ii) the board of directors adopted the Plan under which the Company may issue up to 20,000,000 shares of common stock.

         The combined issuance of all of the shares of common stock issuable mentioned in the previous paragraph would exceed the number of shares that we are currently authorized to issue. Accordingly, the Written Consent authorizes the increase of the number of authorized shares of common stock to 300,000,000 in order to accommodate the total number of shares that the Company could be required to issue and to provide the Company with greater flexibility with respect to its capital structure for such purposes as additional equity financing and stock based acquisitions that may occur in the future. The Board of Directors could issue stock without the approval of the stockholders.

         Having a substantial number of authorized but unissued shares of common stock that are not reserved for specific purposes will allow the Company to take prompt action with respect to corporate opportunities that develop, without the delay and expense of convening a meeting of stockholders or obtaining the written consent of stockholders for the purpose of approving an increase in the Company's capitalization. The issuance of additional shares of common stock may, depending upon the circumstances under which these shares are issued, reduce stockholders' equity per share and may reduce the percentage ownership of common stock by existing stockholders.

          It is not the present intention of the board of directors to seek stockholder approval prior to any issuance of shares of common stock that would become authorized by the amendment unless otherwise required by law or regulation. Frequently, opportunities arise that require prompt action, and it is the belief of the board of directors that the delay necessitated for stockholder approval of a specific issuance could be to the detriment of the Company and its stockholders.

         When issued, the additional shares of common stock authorized by the amendment will have the same rights and privileges as the shares of common stock currently authorized and outstanding. Holders of common stock have no preemptive rights and, accordingly, stockholders would not have any preferential rights to purchase any of the additional shares of common stock when additional shares are issued.

VOTE REQUIRED

         The Amendment was approved by the Written Consent of the holders of a majority of the outstanding shares of common stock. No further vote is required to approve the Amendment. The Amendment will become effective following the filing of the certificate of amendment with the Secretary of State of the State of Delaware, which will occur promptly following the 10th day after the mailing of this Information Statement to the stockholders of the Company.

                                  MISCELLANEOUS

         The Annual Report of the Company on Form 10-KSB covering the fiscal year ended December 31, 2003 is being mailed with this Information Statement to each stockholder entitled to vote at the annual meeting. Stockholders not receiving a copy of the Annual Report on Form 10-KSB may obtain one by contacting: Monica Soares, Secretary, 8687 West Sahara, Suite 201, Las Vegas, Nevada 89117.

         All other stockholder inquiries, including requests for the following:
(i) change of address; (ii) replacement of lost stock certificates; (iii) common stock name registration changes; (iv) quarterly reports on Form 10-QSB; (v) Annual Reports on Form 10-KSB; (vi) proxy material; and (vii) information regarding stockholdings, should be directed to Monica Soares, Secretary, 8687 West Sahara, Suite 201, Las Vegas, Nevada 89117.

         In addition, the Company's public reports, including quarterly reports on Form 10-QSB, Annual Reports on Form 10-KSB and proxy statements can be obtained through the Securities and Exchange Commission's EDGAR Database over the Internet at www.sec.gov.

By Order of the Board of Directors

/s/Patrick O. Rogers

Chief Executive Officer and President
Las Vegas, Nevada,  October 20, 2004

                                  APPENDIX A

                               WINWIN GAMING, INC.

                                 2003 STOCK PLAN

1.    Purpose.

       The purpose of this plan (the Plan) is to secure for WinWin Gaming, Inc. (the Corporation) and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Corporation and its subsidiary corporations who are expected to contribute to the Corporation's future growth and success. The Plan permits grants of options to purchase shares of Common Stock, $0.01 par value per share, of the Corporation (Common Stock) and awards of shares of Common Stock that are restricted as provided in Section 12 (Restricted Shares). Those provisions of the Plan which make express reference to Section 422 of the Internal Revenue Code of 1986, as amended or replaced from time to time (the Code), shall apply only to Incentive Stock Options (as that term is defined in the Plan).

2.     Type of Options and Administration.

       (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Corporation (or a Committee designated by the Board of Directors) and may be either incentive stock options (Incentive Stock Options) meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

       (b) Administration. The Plan will be administered by the Board of Directors of the Corporation, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant Restricted Shares and options to purchase shares of Common Stock and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option and Restricted Share agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option and Restricted Share agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option or Restricted Share agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the Exchange Act), or any successor rule (Rule 16b-3), delegate any or all of its powers under the Plan to a committee (the Committee) appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated. Any director to whom an option or stock grant is awarded shall be ineligible to vote upon his or her option or stock grant, but such option or stock grant may be awarded any such director by a vote of the remainder of the directors, except as limited below.

       (c) Applicability of Rule 16b-3. Those provisions of the Plan which make express reference to Rule 16b-3 shall apply to the Corporation only at such time as the Corporation's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under Section 16(a) of the Exchange Act (a Reporting Person).

       (d) Compliance with Section 162(m) of the Code. Section 162(m) of the Code, added by the Omnibus Budget Reconciliation Act of 1993, generally limits the tax deductibility to publicly held companies of compensation in excess of $1,000,000 paid to certain "covered employees" (Covered Employees). It is the Corporation's intention to preserve the deductibility of such compensation to the extent it is reasonably practicable and to the extent it is consistent with the Corporation's compensation objectives. For purposes of this Plan, Covered Employees of the Corporation shall be those employees of the Corporation described in Section 162(m)(3) of the Code.

       (e) Special Provisions Applicable to Non-Statutory Options Granted to Covered Employees. In order for the full value of non-statutory options granted to Covered Employees to be deductible by the Corporation for federal income tax purposes, the Corporation may intend for such non-statutory options to be treated as "qualified performance based compensation" as described in Treas. Reg. ss.1.162-27(e) (or any successor regulation). In such case, non-statutory options granted to Covered Employees shall be subject to the following additional requirements:

              (i) such options and rights shall be granted only by the Committee; and

              (ii) the exercise price of such options shall in no event be less than the Fair Market Value (as defined below) of the Common Stock as of the date of grant of such options.

3.     Eligibility.

       (a) (a) General. Options and Restricted Shares may be granted to persons who are, at the time of grant, in a Business Relationship (as defined below) with the Corporation; provided, that Incentive Stock Options may only be granted to individuals who are employees of the Corporation (within the meaning of Section 3401(c) of the Code). A person who has been granted an option or Restricted Shares may, if he or she is otherwise eligible, be granted additional options or Restricted Shares if the Board of Directors shall so determine. For purposes of the Plan, "Business Relationship" means that a person is serving the Corporation, its parent or any of its subsidiaries in the capacity of an employee, officer, director, advisor or consultant.


       (b) Grant of Options to Reporting Persons. From and after the registration of the Common Stock of the Corporation under the Exchange Act, the selection of a director or an officer who is a Reporting Person (as the terms "director" and "officer" are defined for purposes of Rule 16b-3) as a recipient of an option or Restricted Shares, the timing of the option or Restricted Share grant, the exercise price of the option and the number of Restricted Shares or shares subject to the option shall be determined either (i) by the Board of Directors, or (ii) by a committee consisting of two or more "Non-Employee Directors" having full authority to act in the matter. For the purposes of the Plan, a director shall be deemed to be a "Non-Employee Director" only if such person qualifies as a "Non-Employee Director" within the meaning of Rule 16b-3, as such term is interpreted from time to time.

4.     Stock Subject to Plan.

       The stock subject to options granted under the Plan or grants of Restricted Shares shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 16 below, the maximum number of shares of Common Stock of the

Corporation which may be issued and sold under the Plan is 20,000,000 shares. If any Restricted Shares shall be reacquired by the Corporation, forfeited or an option granted under the Plan shall expire, terminate or is canceled for any reason without having been exercised in full, the forfeited Restricted Shares or unpurchased shares subject to such option shall again be available for subsequent option or Restricted Share grants under the Plan. No participant shall be granted options for more than 5,000,000 shares of Common Stock, or awarded more than 5,000,000 Restricted Shares under the Plan in any one fiscal year of the Corporation, subject to adjustments as provided in Section 16 of this Plan.


5.     Forms of Option and Restricted Share Agreements.

       As a condition to the grant of Restricted Shares or an option under the Plan, each recipient of Restricted Shares or an option shall execute an option or Restricted Share agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option or Restricted Share agreements may differ among recipients.


6.     Purchase Price.

       (a) General. The purchase price per share of stock deliverable upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b) and further provided in the case of a non-statutory option be at no less than 50% of Fair Market Value. "Fair Market Value" of a share of Common Stock of the Corporation as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse. The Board of Directors may also permit optionees, either on a selective or aggregate basis, to simultaneously exercise options and sell the shares of Common Stock thereby acquired, pursuant to a brokerage or similar arrangement, approved in advance by the Board of Directors, and to use the proceeds from such sale as payment of the purchase price of such shares.

       (b) Payment of Purchase Price. Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check to the order of the Corporation in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Corporation of shares of Common Stock of the Corporation having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T promulgated by the Federal Reserve Board) or
(iii) by any combination of such methods of payment.

7.     Option Period.

       Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the date on which the option is granted.


8.     Exercise of Options.

       Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. Notwithstanding the foregoing, except as otherwise indicated by the Board in any specific Option Agreement, no option granted to a Reporting Person for purposes of the Exchange Act, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, and/or (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option, unless it would violate section 422D(i) of the Code.


9.     Nontransferability of Options.

       No option granted under this Plan shall be assignable or otherwise transferable by the optionee except by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder. An option may be exercised during the lifetime of the optionee only by the optionee. In the event an optionee dies during his employment by the Corporation or any of its subsidiaries, or during the three-month period following the date of termination of such employment, his option shall thereafter be exercisable, during the period specified to the full extent to which such option was exercisable by the optionee at the time of his death during the periods set forth in Section 10 or 11(d). If any optionee should attempt to dispose of or encumber his or her options, other than in accordance with the applicable terms of this Plan or the applicable option agreement, his or her interest in such options shall terminate.


10.    Effect of Termination of Employment or Other Relationship.

       Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee may exercise an option (but only to the extent such option was exercisable at the time of termination of the optionee's employment or other relationship with the Corporation) at any time within three (3) months following the termination of the optionee's employment or other relationship with the Corporation or within one (1) year if such termination was due to the death or disability of the optionee, but, except in the case of the optionee's death, in no event later than the expiration date of the Option. If the termination of the optionee's employment is for cause or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, the option shall expire immediately upon such termination. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

11.    Incentive Stock Options.

       Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

       (a) Express Designation. All Incentive Stock Options granted under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

       (b) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation (after taking into account the attribution of stock ownership rules of Section 424(d) of the Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

               (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

               (ii) the option exercise period shall not exceed five years from the date of grant.

       (c) Dollar Limitation. For so long as the Code shall so provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Corporation) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000 (or such other limitations as the Code may provide).

       (d) Termination of Employment, Death or Disability. No Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Corporation, except that:

               (i) an Incentive Stock Option may be exercised within the period of three months after the date the optionee ceases to be an employee of the Corporation (or within such lesser period as may be specified in the applicable option agreement), provided, that the agreement with respect to such option may designate a longer exercise period and that the exercise after such three-month period shall be treated as the exercise of a non-statutory option under the Plan;

               (ii) if the optionee dies while in the employ of the Corporation, or within three months after the optionee ceases to be such an employee, the Incentive Stock Option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the applicable option agreement); and

               (iii) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code or any successor provisions thereto) while in the employ of the Corporation, the Incentive Stock Option may be exercised within the period of one year after the date the optionee ceases to be such an employee because of such disability (or within such lesser period as may be specified in the applicable option agreement).

For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Incoming Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions no Incentive Stock Option may be exercised after its expiration date.


12.    Restricted Shares.

       (a) Awards. The Board of Directors may from time to time in its discretion award Restricted Shares to persons having a Business Relationship with the Corporation and may determine the number of Restricted Shares awarded and the terms and conditions of, and the amount of payment, if any, to be made by such persons. Each award of Restricted Shares will be evidenced by a written agreement executed on behalf of the Corporation and containing terms and conditions not inconsistent with the Plan as the Board of Directors shall determine to be appropriate in its sole discretion.

       (b) Restricted Period; Lapse of Restrictions. At the time an award of Restricted Shares is made, the Board of Directors shall establish a period of time (the Restricted Period) applicable to such award which shall not be less than one year nor more than ten years. Each award of Restricted Shares may have a different Restricted Period. In lieu of establishing a Restricted Period, the Board of Directors may establish restrictions based only on the achievement of specified performance measures. At the time an award is made, the Board of Directors may, in its discretion, prescribe conditions for the incremental lapse of restrictions during the Restricted Period and for the lapse of termination of restrictions upon the occurrence of other conditions in addition to or other than the expiration of the Restricted Period with respect to all or any portion of the Restricted Shares. Such conditions may include, without limitation, the death or disability of the participant to whom Restricted Shares are awarded, retirement of the participant pursuant to normal or early retirement under any retirement plan of the Corporation or termination by the Corporation of the participant's employment other than for cause, or the occurrence of a change in control of the Corporation. Such conditions may also include performance measures, which, in the case of any such award of Restricted Shares to a participant who is a "covered employee" within the meaning of Section 162(m) of the Code, shall be based on one or more of the following criteria: earnings per share, market value per share, return on invested capital, return on operating assets and return on equity. The Board of Directors may also, in its discretion, shorten or terminate the Restricted Period or waive any conditions for the lapse or termination of restrictions with respect to all or any portion of the Restricted Shares at any time after the date the award is made.

       (c) Rights of Holder; Limitations Thereon. Upon an award of Restricted Shares, a stock certificate representing the number of Restricted Shares awarded to the participant shall be registered in the participant's name and, at the discretion of the Board of Directors, will be either delivered to the participant with an appropriate legend or held in custody by the Corporation or a bank for the participant's account. The participant shall generally have the rights and privileges of a stockholder as to such Restricted Shares, including the right to vote such Restricted Shares, except that the following restrictions shall apply: (i) with respect to each Restricted Share, the participant shall not be entitled to delivery of an unlegended certificate until the expiration nor termination of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share; (ii) with respect to each Restricted Share, such share may not be sold, transferred, assigned, pledged, or otherwise encumbered or disposed of until the expiration of the Restricted Period, and the satisfaction of any other conditions prescribed by the Board of Directors, relating to such Restricted Share (except, subject to the provisions of the participant's stock restriction agreement, by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA or the rules promulgated thereunder) and (iii) all of the Restricted Shares as to which restrictions have not at the time lapsed shall be forfeited and all rights of the participant to such Restricted Shares shall terminate without further obligation on the part of the Corporation unless the participant has remained in a Business Relationship with the Corporation or any of its subsidiaries until the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors applicable to such Restricted Shares. Upon the forfeiture of any Restricted Shares, such forfeited shares shall be transferred to the Corporation without further action by the participant. At the discretion of the Board of Directors, cash and stock dividends with respect to the Restricted Shares may be either currently paid or withheld by the Corporation for the participant's account, and interest may be paid on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Board of Directors. The participant shall have the same rights and privileges, and be subject to the same restrictions, with respect to any shares received pursuant to Section 16 hereof.

       (d) Delivery of Unrestricted Shares. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board of Directors, the restrictions applicable to the Restricted Shares shall lapse and a stock certificate for the number of Restricted Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, except any that may be imposed by law including without limitation securities laws, to the participant or the participant's beneficiary or estate, as the case may be. The Corporation shall not be required to deliver any fractional share of Common Stock but will pay, in lieu thereof, the fair market value (determined as of the date the restrictions lapse) of such fractional share to the participant or the participant's beneficiary or estate, as the case may be.


13.    Additional Provisions.

       (a) Additional Provisions. The Board of Directors may, in its sole discretion, include additional provisions in option or Restricted Stock agreements covering options or Restricted Stock granted under the Plan, including without limitation, restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

       (b) Acceleration, Extension, Etc. The Board of Directors may, in its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be permitted if it would not cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 (if applicable).


14.    General Restrictions.

       (a) Investment Representations. The Corporation may require any person to whom Restricted Shares or an option is granted, as a condition of receiving such Restricted Shares or exercising such option, to give written assurances in substance and form satisfactory to the Corporation to the effect that such person is acquiring the Restricted Shares or Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Corporation deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Corporation in connection with any public offering of its Common Stock.

       (b) Compliance with Securities Law. Each option and grant of Restricted Shares shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the Restricted Shares or shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such Restricted Shares shall not be granted and such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Corporation to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.


15.    Rights as a Stockholder.

       The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.


16. Adjustment Provisions for Recapitalization, Reorganizations and Related Transactions.

       (a) Recapitalization and Related Transactions. If, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Corporation, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of Restricted Shares granted and shares or other securities subject to any then outstanding options under the Plan, and (z) the exercise price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this
Section 16 if such adjustment (i) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

       (b) Reorganization, Merger and Related Transactions. If the Corporation shall be the surviving corporation in any reorganization, merger or consolidation of the Corporation with one or more other corporations, any then outstanding Restricted Shares or option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Restricted Shares or options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

       (c) Board Authority to Make Adjustments. Any adjustments made under this
Section 16 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

17.    Merger, Consolidation, Asset Sale, Liquidation, Etc.

       (a) General. In the event of a consolidation or merger in which the Corporation is not the surviving corporation, or sale of all or substantially all of the assets of the Corporation in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Corporation (collectively, a Corporate Transaction), the Board of Directors of the Corporation, or the board of directors of any corporation assuming the obligations of the Corporation, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide that such Restricted Shares or options shall be assumed, or equivalent Restricted Shares or options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, (ii) upon written notice, provide that all unexercised options and Restricted Shares will terminate immediately prior to the consummation of such transaction unless such options are exercised by the optionee within a specified period following the date of such notice, (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Corporation will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the Transaction Price), make or provide for a cash payment to the optionees equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding options (to the extent then exercisable at prices not in excess of the Transaction Price) and
(B) the aggregate exercise price of all such outstanding options in exchange for the termination of such options, and (iv) provide that all restrictions on Restricted Shares shall lapse in full or in part and all or any outstanding options shall become exercisable in full or in part immediately prior to such event.

       (b) Substitute Restricted Shares or Options. The Corporation may grant Restricted Shares or options under the Plan in substitution for Restricted Shares or options held by persons in a Business Relationship with another corporation who enter into a Business Relationship with the Corporation, or a subsidiary of the Corporation, as the result of a merger or consolidation of the employing corporation with the Corporation or a subsidiary of the Corporation, or as a result of the acquisition by the Corporation, or one of its subsidiaries, of property or stock of the other corporation. The Corporation may direct that substitute Restricted Shares or options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.


18.    No Special Employment Rights.

       Nothing contained in the Plan or in any Restricted Share or option agreement shall confer upon any holder of Restricted Shares or optionee any right with respect to the continuation of his or her employment by, or other Business Relationship with, the Corporation or interfere in any way with the right of the Corporation at any time to terminate such employment or Business Relationship or to increase or decrease the compensation of the optionee.


19.    Other Employee Benefits.

       Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the grant of Restricted Shares or lapse of restrictions thereon, the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

20.    Amendment of the Plan.

       (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect, except that if at any time the approval of the stockholders of the Corporation is required under Section 422 of the Code or any successor provision with respect to Incentive Stock Options, or under Rule 16b-3, the Board of Directors may not effect such modification or amendment without such approval.

       (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee or holder of Restricted Shares, affect his or her rights under an option or grant of Restricted Shares previously granted to him or her. With the consent of the optionee or holder of Restricted Shares affected, the Board of Directors may amend outstanding option or Restricted Share agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option or grant of Restricted Shares to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.


21.    Withholding.

       (a) The Corporation shall have the right to deduct from payments of any kind otherwise due to the optionee or holder of Restricted Shares any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options or lapse of restrictions on Restricted Shares under the Plan. Subject to the prior approval of the Corporation, which may be withheld by the Corporation in its sole discretion, the optionee or holder of Restricted Shares may elect to satisfy such obligations, in whole or in part, (i) by causing the Corporation to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or lapse of restrictions on Restricted Shares or (ii) by delivering to the Corporation shares of Common Stock already owned by the optionee or holder of Restricted Shares. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this Section 21(a) may satisfy his or her withholding obligation only with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

       (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Corporation if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Corporation, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Corporation's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and
(ii), the optionee is in the employ of the Corporation at the time of such disposition.

       (c) Notwithstanding the foregoing, in the case of a Reporting Person whose options have been granted in accordance with the provisions of Section 3(b) herein, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.


22.    Cancellation and New Grant of Options, Etc.

       The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees or holder of Restricted Shares: (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower or higher than the exercise price per share of the canceled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then current exercise price per share of such outstanding options.


23.    Effective Date and Duration of the Plan.

       (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 20) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Corporation to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Corporation's stockholders. If such stockholder approval is not obtained within twelve (12) months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Corporation to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

       (b) Termination. Unless sooner terminated in accordance with Section 17, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of Restricted Shares or options granted under the Plan. If the date of termination is determined under (i) above, then Restricted Shares or options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such Restricted Shares or options.


24.    Governing Law.

       The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.


                         Adopted by the Board of Directors on December 5, 2003

                                   APPENDIX B

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                               WINWIN GAMING, INC.

        (Pursuant to Section 242 of the Delaware General Corporation Law)


              WinWin Gaming, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "DGCL"), DOES HEREBY CERTIFY:

              FIRST: The name of the corporation is WinWin Gaming, Inc. (the "Corporation").

              SECOND: The Certificate of Incorporation of the Corporation (originally filed as Lone Star Casino Corporation) was filed in the office of the Secretary of State of Delaware on December 30, 1992.

              THIRD: The Certificate of Incorporation of the Corporation is hereby amended by changing the Article "FOURTH (a)" so that, as amended, said Article shall be read as follows:

                     FOURTH. (a) Common Shares. The aggregate number of shares of Common Stock which the Corporation shall have authority to issue is Three Hundred Million (300,000,000) shares, with a par value of $0.01 per share.

              FOURTH: This amendment was duly adopted in accordance with the applicable provisions of Section 228 and 242 of the DGCL.

              IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Patrick O. Rogers, its President, this __ day of ______, 2004.


                                             /s/ Patrick O. Rogers
                                             -----------------------------------
                                             Patrick O. Rogers,
                                             Chairman, Chief Executive Officer
                                             and President